UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2015 (February 27, 2015)

Mylan N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	333-199861	98-1189497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Albany Gate, Darkes Lane Potters Bar, Herts	EN6 1AG, UNITED KINGDOM
(Address of principal executive offices)	(Zip Code)

+44 (0) 1707 853 000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Mylan N.V. (the “Company”) on February 27, 2015, to include the financial statements and pro forma financial information under Item 9.01 in connection with the Company’s acquisition of Abbott Laboratories’ non-U.S. developed markets specialty and branded generics business (the “Acquired Abbott Business”). Such financial statements and information should be read in conjunction with the Company’s Current Report on Form 8-K filed on February 27, 2015.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined financial statements of the Acquired Abbott Business as of and for the year ended December 31, 2014, together with the notes thereto and the auditors’ report thereon, are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of the Company as of and for the year ended December 31, 2014 giving effect to the acquisition of the Acquired Abbott Business is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 9.01.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors.*

99.1	Audited combined financial statements of the Acquired Abbott Business as of and for the year ended December 31, 2014, together with the notes thereto and the auditors’ report thereon.*

99.2	Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2014 giving effect to the acquisition of the Acquired Abbott Business.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN N.V.

Date: March 26, 2015	By:	/s/ John D. Sheehan
John D. Sheehan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, independent auditors.*

99.1	Audited combined financial statements of the Acquired Abbott Business as of and for the year ended December 31, 2014, together with the notes thereto and the auditors’ report thereon.*

99.2	Unaudited pro forma financial information of the Company as of and for the year ended December 31, 2014 giving effect to the acquisition of the Acquired Abbott Business.*

*	Filed herewith